                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 30, 2001


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2001, providing for the issuance of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC6)

                    Structured Asset Securities Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      333-63602                74-2440850
 ---------------------------             ---------                ----------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)



     101 Hudson Street, 33rd Floor
        Jersey City, New Jersey                                         07302
        -----------------------                                        ---------
    (Address of Principal Executive                                   (Zip Code)
               Offices)


         Registrant's telephone number, including area code:  (201) 524-2437

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

         The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-BC6 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $847,838,000 aggregate principal amount of Class A, Class A-IO, Class M1, Class M2 and Class B Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC6 on October 31, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2001, as supplemented by the Prospectus Supplement dated October 30, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2001, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer, The Murrayhill Company, as Loss Mitigation Advisor and Bank One, National Association, as trustee. The "Certificates" consist of the following classes: Class A, Class A-IO, Class M1, Class M2, Class B, Class P, Class X and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain conventional, first and junior lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $730,865,712 as of October 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.





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         Item 7.  Financial Statements; Pro Forma Financial Information and
         Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Terms Agreement, dated October 30, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of October 1, 2001, among Structured Asset Securities Corporation, as Depositor, Bank One, National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as Master Servicer and The Murrayhill Company, as Loss Mitigation Advisor.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.3 Servicing Agreement, dated as of October 1, 2001, among Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Wells Fargo Bank Minnesota, National Association and Option One Mortgage Corporation, as Servicer.

         99.4 Servicing Agreement, dated as of October 1, 2001, among Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Wells Fargo Bank Minnesota, National Association and Ocwen Federal Bank FSB.

         99.5 Mortgage Guaranty Master Policy Number 12-670-4-2037 and Endorsements (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC6 issued by Mortgage Guaranty Insurance Corporation.

         99.6 Mortgage Guaranty Commitment/Certificates supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.

         99.7 Notice of Assignment of Certain Commitment/Certificates issued under Mortgage Guaranty Master Policy.



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

         99.8 PMI Mortgage Insurance Co. Bulk Primary First Lien Master Policy Number 21092-0001 (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC6 issued by PMI Mortgage Insurance Co.

         99.9 Radian Guaranty Inc. Master Policy Number 01-889055 (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC6 issued by Radian Guaranty Inc.

        99.10 Interest Rate Cap Agreement between Lehman Brothers Financial Products Inc. (Party A) and Amortizing Residential Collateral Trust, Series 2001-BC6 dated October 24, 2001 including Confirmation and Schedule to the Master ISDA Agreement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRUCTURED ASSET SECURITIES
                                                  CORPORATION



                                                By: /s/ Ellen V. Kiernan
                                                    ----------------------------
                                                    Name: Ellen V. Kiernan
                                                    Title: Vice President



Dated:  October 31, 2001






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

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                                 Description                                          Page No.
-----------                                 -----------                                          --------


1.1   Terms Agreement, dated October 30, 2001, between Structured Asset
      Securities Corporation, as Depositor, and Lehman Brothers Inc., as the
      Underwriter.

4.1   Trust Agreement, dated as of October 1, 2001, among Structured Asset
      Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National
      Association, as Master Servicer, The Murrayhill Company, as Loss Mitigation
      Advisor and Bank One, National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
      Securities Corporation, as Purchaser.

99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset
      Securities Corporation, as Purchaser.

99.3  Servicing Agreement, dated as of October 1, 2001, by and between Lehman
      Brothers Holdings Inc. and Option One Mortgage Corporation, as Servicer.

99.4  Servicing Agreement, dated as of October 1, 2001, by and between Lehman
      Brothers Holdings Inc. and Ocwen Federal Bank FSB.

99.5  Mortgage Guaranty Master Policy Number 12-670-4-2037 and Endorsements (the
      "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC6 issued by
      Mortgage Guaranty Insurance Corporation.

99.6 Mortgage Guaranty Commitment/Certificates supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and
      Coverage) covered by the Master Policy.




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




99.7 Notice of Assignment of Certain Commitment/Certificates issued under Mortgage Guaranty Master Policy.

99.8 PMI Mortgage Insurance Co. Bulk Primary First Lien Master Policy Number 21092-0001 (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC6 issued by PMI Mortgage Insurance Co.

99.9 Radian Guaranty Inc. Master Policy Number 01-889055 (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC6 issued by Radian Guaranty Inc.

99.10 Interest Rate Cap Agreement between Lehman Brothers Financial Products Inc. (Party A) and Amortizing Residential Collateral Trust, Series 2001-BC6 dated October 24, 2001 including Confirmation and Schedule to the Master ISDA Agreement.



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